SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
                              1934

Date of Report             December 6, 1999

                    WILSON BROTHERS USA, INC.
     (Exact name of registrant as specified in its charter)

ILLINOIS                       1-3329                  36-1971260
(STATE OR OTHER           (COMMISSION FILE NO.)    (IRS EMPLOYER
JURISDICTION OF                                IDENTIFICATION
NUMBER
ORGANIZATION)

                      902 South Main Street
                     Point Marion, PA 15474
                         (412) 725-5231
        (ADDRESS, INCLUDING ZIP CODE, AND TELPHONE NUMBER
               INCLUDING AREA CODE OF REGISTRATN'S
                  PRINCIPAL EXECUTIVE OFFICES)

                         Not Applicable
  (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


ITEM 5.   OTHER EVENTS

On December 6, 1999, Wilson Brothers USA, Inc. (the "Company") and the holders of $1,500,000 Convertible Notes outstanding, plus accrued interest thereon of $870,187, and $1,230,000 of accounts receivable ("Accounts Receivable") outstanding entered into a plan for conversion of the Convertible Notes and Accounts Receivable into 5,800,000 shares of the Company's common stock.

The aggregate number of shares outstanding after the conversion will be 9,121,039, of the authorized 10,000,000 shares.

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereuto duly authorized.

                                        WILSON BROTHERS USA, INC.

Date:  December 7, 1999                 By:  /s/ John H. Sanford
                                             John H. Sanford,
President